Exhibit 99.2

Strategic Hotels & Resorts

Supplemental Financial Information

December 31, 2007

Supplemental Financial Information

December 31, 2007

Supplemental Financial Information

December 31, 2007

CORPORATE INFORMATION

The Company

Strategic Hotels & Resorts Inc. (SHR) is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 20 properties totaling 9,044 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotels & Resorts is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.

Fiscal Year End:

December 31

Number of Full-Time Employees:

61

Corporate Headquarters:

200 West Madison Street, Suite 1700

Chicago, IL 60606

(312) 658-5000

Company Contacts:

James Mead

Chief Financial Officer

(312) 658-5000

Ryan Bowie

Vice President and Treasurer

(312) 658-5000

Supplemental Financial Information

December 31, 2007

Board of Directors

William A. Prezant

Chairman of the Board, Corporate Governance and Nominating Committee and Executive Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

James A. Jeffs

Director and Chairman of the Compensation Committee

Michael W. Brennan

Director

Edward C. Coppola

Director

Kenneth Fisher

Director

Sir David M.C. Michels

Director

Supplemental Financial Information

December 31, 2007

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President, Asset Management

Jayson C. Cyr

Senior Vice President, Internal Audit

John F. Gray

Senior Vice President, Capital Projects

Paula C. Maggio

Senior Vice President, Secretary and General Counsel

Robert T. McAllister

Senior Vice President, Tax

Patricia A. Needham

Senior Vice President and Assistant Secretary

John K.T. Barrett

Vice President, Asset Management

Ryan M. Bowie

Vice President and Treasurer

Stephen M. Briggs

Vice President, Controller (Principal Accounting Officer)

D. Robert Britt

Vice President, Asset Management

Michael A. Dalton

Vice President, Design

Thomas G. Healy

Vice President, Asset Management

David R. Hogin

Vice President, Asset Management

Michael E. Nelson

Vice President, Asset Management

John C. Nicolls

Vice President, Capital Projects

Janice J. Peterson

Vice President, Human Capital

Cory P. Warning

Vice President, Development

Supplemental Financial Information

December 31, 2007

Equity Research Coverage

Firm	Analyst	Telephone
Citigroup Investment Research	Joshua Attie	(212) 816-1533

Deutsche Bank North America	Chris Woronka	(212) 250-5815

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

JMP Securities	Will Marks	(415) 835-8944

Keefe, Bruyette & Woods	Smedes Rose	(212) 887-3696

Raymond James & Associates	William Crow	(727) 567-2594

RBC Capital Markets Corp.	Mike Salinsky	(216) 378-7627

Stifel Nicolaus	Rod Petrik	(410) 454-4131

UBS Securities LLC	William Truelove	(212) 713-8825

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

Strategic Hotels & Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts' performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts or its management. Strategic Hotels & Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

December 31, 2007

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in millions, except per share information)

	Three Months Ended December 31, 2007		Year Ended December 31, 2007
Results vs. Previous Guidance	Actual	Guidance	Actual	Guidance
North American same store Total RevPAR growth	7.5%	5.0% - 6.0%	9.9%	8.5% - 9.5%
North American same store RevPAR growth	7.2%	7.0% - 8.0%	9.5%	8.5% - 9.5%

Total North American Total RevPAR growth	7.5%	5.0% - 6.0%	7.4%	6.5% - 7.5%
Total North American RevPAR growth	7.2%	7.0% - 8.0%	7.4%	7.0% - 8.0%

Comparable EBITDA	$68.3	$65.0 - 68.0	$273.5	$270.3 - 273.3

Comparable FFO per diluted share	$0.43	$0.40 - 0.44	$1.64	$1.60 - 1.64

(in thousands, except per share information)

			December 31, 2007
Capitalization			Pro Rata Share	Consolidated
Common shares outstanding			74,371	74,371
Operating partnership units outstanding			976	976
Stock options outstanding			736	736
Restricted stock units outstanding			1,059	1,059

Combined shares, options and units outstanding			77,142	77,142
Common stock price at end of period			$16.73	$16.73

Common equity capitalization			$1,290,586	$1,290,586
Preferred equity capitalization			370,236	370,236
Consolidated debt			1,652,090	1,652,090
Pro rata share of unconsolidated debt			274,500	—
Pro rata share of consolidated debt			(107,065)	—
Cash and cash equivalents			(111,494)	(111,494)

Total enterprise value			$3,368,853	$3,201,418

Net Debt / Total Enterprise Value			50.7%	48.1%
Preferred Equity / Total Enterprise Value			11.0%	11.6%
Common Equity / Total Enterprise Value			38.3%	40.3%

Dividends Per Share
Common dividends declared (holders of record on each of March 27, June 26, September 26 and December 27, 2007)				$0.24

Preferred Series A dividends declared (holders of record on March 16, June 15, September 14 and December 17, 2007)				$0.53125

Preferred Series B dividends declared (holders of record on March 16, June 15, September 14 and December 17, 2007)				$0.51563

Preferred Series C dividends declared (holders of record on March 16, June 15, September 14 and December 17, 2007)				$0.51563

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
Revenues:
Rooms	$135,257	$122,247	$532,109	$381,019
Food and beverage	96,941	88,505	342,468	244,007
Other hotel operating revenue	30,465	26,916	110,010	73,304

	262,663	237,668	984,587	698,330
Lease revenue	6,076	4,550	23,405	20,257

Total revenues	268,739	242,218	1,007,992	718,587

Operating Costs and Expenses:
Rooms	33,310	31,173	130,784	94,764
Food and beverage	63,390	60,516	231,407	170,054
Other departmental expenses	66,003	61,692	248,815	181,436
Management fees	10,133	10,485	39,264	26,774
Other hotel expenses	17,909	16,541	67,975	44,526
Lease expense	4,048	3,265	15,700	13,682
Depreciation and amortization	27,683	25,778	106,091	75,135
Corporate expenses	9,109	7,030	30,179	25,383
Other charges	14	—	7,372	—

Total operating costs and expenses	231,599	216,480	877,587	631,754

Operating income	37,140	25,738	130,405	86,833

Interest expense	(23,889)	(20,766)	(88,906)	(50,973)
Interest income	885	645	2,775	3,961
Loss on early extinguishment of debt	—	(2,150)	(10,268)	(2,150)
Equity in earnings (losses) of joint ventures	132	(1,320)	8,344	(1,066)
Foreign currency exchange (loss) gain	(156)	627	(3,701)	756
Other (expenses) income, net	(835)	85	(584)	3,596

Income before income taxes, minority interests, gain on sale of minority interests in hotel properties and discontinued operations	13,277	2,859	38,065	40,957
Income tax expense	(179)	(627)	(9,714)	(3,946)
Minority interest in SHR’s operating partnership	(230)	(14)	(413)	(741)
Minority interest in consolidated affiliates	(535)	(32)	(1,363)	(763)

Income before gain on sale of minority interests in hotel properties and discontinued operations	12,333	2,186	26,575	35,507
(Loss) gain on sale of minority interests in hotel properties	(134)	—	84,658	—

Income from continuing operations	12,199	2,186	111,233	35,507
Income (loss) from discontinued operations, net of tax and minority interests	947	(850)	(42,075)	84,622

Net income	13,146	1,336	69,158	120,129
Preferred shareholder dividends	(7,722)	(7,462)	(30,107)	(24,543)

Net income (loss) available to common shareholders	$5,424	$(6,126)	$39,051	$95,586

Basic Income Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.06	$(0.07)	$1.08	$0.16
Income (loss) from discontinued operations per share	0.01	(0.01)	(0.56)	1.24

Net income (loss) available to common shareholders per share	$0.07	$(0.08)	$0.52	$1.40

Weighted-average common shares outstanding	74,803	75,713	75,075	68,286

Diluted Income Per Share:
Income (loss) from continuing operations available to common shareholders per share	$0.06	$(0.07)	$1.08	$0.16
Income (loss) from discontinued operations per share	0.01	(0.01)	(0.56)	1.23

Net income (loss) available to common shareholders per share	$0.07	$(0.08)	$0.52	$1.39

Weighted-average common shares outstanding	75,001	75,713	75,324	68,569

Supplemental Financial Information

December 31, 2007 and 2006

Consolidated Balance Sheets

(in thousands, except share data)

	Years Ended December 31,
	2007	2006
Assets
Investment in hotel properties, net	$2,427,273	$2,375,129
Goodwill	462,536	421,516
Intangible assets, net of accumulated amortization of $3,271 and $3,166	45,420	45,793
Investment in joint ventures	78,801	71,349
Cash and cash equivalents	111,494	86,462
Restricted cash and cash equivalents	39,161	73,400
Accounts receivable, net of allowance for doubtful accounts of $1,965 and $809	82,217	70,282
Deferred financing costs, net of accumulated amortization of $4,809 and $2,194	14,868	10,701
Deferred tax assets	41,790	43,555
Other assets	62,736	57,522

Total assets	$3,366,296	$3,255,709

Liabilities and Shareholders' Equity
Liabilities:
Mortgages and other debt payable	$1,363,855	$1,442,865
Exchangeable senior notes, net of discount	179,235	—
Bank credit facility	109,000	115,000
Accounts payable and accrued expenses	266,324	186,293
Distributions payable	18,179	18,175
Deferred tax liabilities	36,407	24,390
Deferred gain on sale of hotels	114,292	107,474
Insurance proceeds received in excess of insurance recoveries receivable	—	20,794

Total liabilities	2,087,292	1,914,991
Minority interests in SHR’s operating partnership	11,512	12,463
Minority interests in consolidated affiliates	30,653	10,965
Shareholders' equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value; 4,488,750 and 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	108,206	97,553
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value; 4,600,000 shares issued and outstanding; liquidation preference $25.00 per share)	110,775	110,775
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value; 5,750,000 shares issued and outstanding; liquidation preference $25.00 per share)	138,940	138,940
Common shares ($0.01 par value; 150,000,000 common shares authorized; 74,371,230 and 75,406,727 common shares issued and outstanding)	742	753
Additional paid-in capital	1,201,503	1,224,400
Accumulated deficit	(304,922)	(265,435)
Accumulated other comprehensive (loss) income	(18,405)	10,304

Total shareholders' equity	1,236,839	1,317,290

Total liabilities and shareholders' equity	$3,366,296	$3,255,709

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Discontinued Operations

The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during 2006 and 2007 (in thousands):

Hotel	Date Sold	Net Sales Proceeds
Hyatt Regency New Orleans	December 28, 2007	$28,047
Hilton Burbank Airport	September 7, 2006	$123,321
Marriott Rancho Las Palmas Resort	July 14, 2006	$54,774

The following is a summary of income (loss) from discontinued operations for the three months and years ended December 31, 2007 and 2006 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
Hotel operating revenues	$96	$331	$384	$43,608

Operating costs and expenses	(1,691)	1,170	307	46,331
Depreciation and amortization	—	—	—	2,535
Impairment losses	—	—	37,716	—

Total operating costs and expenses	(1,691)	1,170	38,023	48,866

Operating income (loss)	1,787	(839)	(37,639)	(5,258)
Interest expense	—	29	(823)	(1,993)
Interest income	—	354	998	433
Loss on early extinguishment of debt	—	(63)	(4,871)	(1,000)
Other expenses, net	—	—	—	48
Income tax (expense) benefit	(828)	64	(289)	4,607
(Loss) gain on sale	—	(407)	—	88,871
Minority interest	(12)	12	549	(1,086)

Income (loss) from discontinued operations	$947	$(850)	$(42,075)	$84,622

Supplemental Financial Information

December 31, 2007

Investment in the Hotel del Coronado

(in thousands)

On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado. We account for this investment using the equity method of accounting.

	Three Months Ended December 31,		Year Ended December 31,	Period from January 9, to December 31,
	2007	2006	2007	2006
Total revenues (100%)	$33,409	$31,221	$141,404	$132,480
Property EBITDA (100%)	$11,226	$10,595	$52,926	$52,073
Equity in earnings (loss) of joint venture (SHR 45% ownership)
Property EBITDA	$5,052	$4,768	$23,817	$23,433
Depreciation and amortization	(1,707)	(1,367)	(6,844)	(5,151)
Loss on sale of assets	3	(169)	(239)	(169)
Interest expense	(5,225)	(5,027)	(20,943)	(19,304)
Other (expense) income, net	(99)	13	(227)	(115)
Income taxes	175	500	(545)	(400)

Equity in losses of joint venture	$(1,801)	$(1,282)	$(4,981)	$(1,706)

EBITDA Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(1,801)	$(1,282)	$(4,981)	$(1,706)
Depreciation and amortization	1,707	1,367	6,844	5,151
Interest expense	5,225	5,027	20,943	19,304
Income taxes	(175)	(500)	545	400

EBITDA Contribution for investment in Hotel del Coronado	$4,956	$4,612	$23,351	$23,149

FFO Contribution from investment in Hotel del Coronado
Equity in losses of joint venture	$(1,801)	$(1,282)	$(4,981)	$(1,706)
Depreciation and amortization	1,707	1,367	6,844	5,151

FFO Contribution for investment in Hotel del Coronado	$(94)	$85	$1,863	$3,445

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity Date
CMBS Mortgage and Mezzanine	6.68%	208 bp	$610,000	January 2011 (a)
Revolving Credit Facility	7.10%	250 bp	—	January 2011 (a)

			610,000
Cash and cash equivalents			12,292

Net Debt			$597,708

(a) Includes extension options.

Cap	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2006	5.0% to January 2008 5.5% January 2008 to maturity	$630,000	January 2009
CMBS Mortgage and Mezzanine Loan and Revolving Credit Facility Cap	January 2009	5.0%	$630,000	January 2011

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Summary of Residential Activity

(in thousands)

On January 9, 2006, we purchased a 45% interest in a joint venture that owns the North Beach Venture development adjacent to the Hotel del Coronado. We account for this investment using the equity method of accounting. We own a 31% interest in a joint venture that is developing the Four Seasons Residence Club Punta Mita (RCPM) adjacent to the Four Seasons Punta Mita Resort. We account for this investment using the equity method of accounting. In addition, we engage in certain activities related to potential development projects such as condominium-hotel units, fractional ownership units and other for-sale residential units. During the third quarter of 2007, a potential condominium-hotel project at the Fairmont Chicago was delayed indefinitely due to market conditions. We recorded a charge of $1.2 million related to the costs of this project.

	Three Months Ended December 31,		Year Ended December 31,	Period from January 9, to December 31,
	2007	2006	2007	2006
North Beach Venture
Hotel condominium sales (100%)	$15,405	$—	$110,212	$—
Hotel condominium cost of sales (100%)	$(11,575)	$—	$(77,223)	$—
SHR’s 45% share
Hotel condominium sales	$6,932	$—	$49,595	$—
Hotel condominium cost of sales	(5,209)	—	(34,750)	—
Other income (expense), net	136	24	186	(70)
Income taxes	(775)	—	(6,475)	—

SHR’s share of net income (loss)	$1,084	$24	$8,556	$(70)

Net income (loss)	$1,084	$24	$8,556	$(70)
Income taxes	775	—	6,475	—

EBITDA Contribution for investment in North Beach Venture	$1,859	$24	$15,031	$(70)

FFO Contribution for investment in North Beach Venture	$1,084	$24	$8,556	$(70)

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
Residence Club Punta Mita (RCPM)
SHR’s 31% share
Sales	$1,264	$1,515	$3,366	$4,912

EBITDA Contribution for investment in RCPM	$455	$(45)	$528	$641

FFO Contribution for investment in RCPM	$281	$(62)	$232	$286

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
Other Residential Activity	$—	$—	$(1,184)	$—
SHR’s share of total residential activity:
Sales	$8,196	$1,515	$52,961	$4,912

EBITDA	$2,314	$(21)	$14,375	$571

FFO	$1,365	$(38)	$7,604	$216

Supplemental Financial Information

December 31, 2007

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); Adjusted EBITDA; and Comparable EBITDA. A reconciliation of these measures to net income (loss) available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding (losses) or gains from sales of depreciable property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present FFO - Fully Diluted, which is FFO plus minority interest expense on convertible minority interests. We also present Comparable FFO, which is FFO - Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe that the presentation of FFO, FFO - Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding. Comparable FFO per diluted share, in accordance with NAREIT, is adjusted for the effects of dilutive securities. Dilutive securities may include shares granted under share-based compensation plans, operating partnership units and exchangeable debt securities. No effect is shown for securities that are anti-dilutive.

EBITDA represents net income (loss) available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA is presented on a full participation basis, which means we have assumed conversion of all convertible minority interests of our operating partnership into our common stock and includes preferred dividends. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and other non-recurring charges. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income or operating performance. FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (loss) available to common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, FFO - Fully Diluted, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss) available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, FFO - Fully Diluted, EBITDA and Adjusted EBITDA.

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Reconciliation of Net Income (Loss) Available to Common Shareholders to EBITDA, Adjusted EBITDA

and Comparable EBITDA

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
Net income (loss) available to common shareholders	$5,424	$(6,126)	$39,051	$95,586
Depreciation and amortization - continuing operations	27,683	25,778	106,091	75,135
Depreciation and amortization - discontinued operations	—	—	—	2,535
Interest expense - continuing operations	23,889	20,766	88,906	50,973
Interest expense - discontinued operations	—	(29)	823	1,993
Income taxes - continuing operations	179	627	9,714	3,946
Income taxes - discontinued operations	828	(64)	289	(4,607)
Minority interests	243	3	(135)	1,827
Adjustments from consolidated affiliates	(2,367)	(1,014)	(5,063)	(4,310)
Adjustments from unconsolidated affiliates	7,155	5,912	30,603	27,431
Preferred shareholder dividends	7,722	7,462	30,107	24,543

EBITDA	70,756	53,315	300,386	275,052
Realized portion of deferred gain on sale leasebacks	(1,319)	(1,189)	(4,847)	(4,405)

Adjusted EBITDA	69,437	52,126	295,539	270,647

Gain on sale of assets - continuing operations	(18)	—	(18)	(48)
Loss (gain) on sale of assets - discontinued operations	—	407	—	(88,871)
Loss (gain) on sale of minority interests in hotel properties	134	—	(84,658)	—
(Gain) loss on sale of assets - unconsolidated affiliates	(4)	169	239	169
Corporate depreciation	(265)	—	(265)	—
Other charges - continuing operations	14	—	7,372	—
Impairment losses - discontinued operations	—	—	37,716	—
Foreign currency exchange loss (gain) (a)	156	(627)	3,701	(756)
Hyatt Regency La Jolla minority interest (b)	(1,127)	—	(1,127)	—
Termination costs - discontinued operations (c)	—	67	(400)	9,851
Planning costs - New Orleans Jazz District	—	950	227	3,005
Loss on early extinguishment of debt - continuing operations	—	2,150	10,268	2,150
Loss on early extinguishment of debt - discontinued operations	—	63	4,871	1,000

Comparable EBITDA	$68,327	$55,305	$273,465	$197,147

(a)	Foreign currency exchange loss (gain) applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla's property EBITDA is not deducted from net income (loss) available to common shareholders under GAAP accounting rules.
(c)	Termination costs (benefits) included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Reconciliation of Net Income (Loss) Available to Common Shareholders to

Funds From Operations (FFO), FFO - Fully Diluted and Comparable FFO

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2007	2006	2007	2006
Net income (loss) available to common shareholders	$5,424	$(6,126)	$39,051	$95,586
Depreciation and amortization - continuing operations	27,683	25,778	106,091	75,135
Depreciation and amortization - discontinued operations	—	—	—	2,535
Corporate depreciation	(265)	—	(265)	—
Gain on sale of assets - continuing operations	(18)	—	(18)	(48)
Loss (gain) on sale of assets - discontinued operations	—	407	—	(88,871)
Loss (gain) on sale of minority interests in hotel properties	134	—	(84,658)	—
Realized portion of deferred gain on sale leasebacks	(1,319)	(1,189)	(4,847)	(4,405)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	379	339	1,439	1,320
Minority interests adjustments	(379)	(353)	(1,449)	(1,761)
Adjustments from consolidated affiliates	(1,342)	(494)	(2,797)	(2,196)
Adjustments from unconsolidated affiliates	1,703	1,536	7,083	6,446

FFO	32,000	19,898	59,630	83,741
Convertible minority interests	622	356	1,314	3,588

FFO - Fully Diluted	32,622	20,254	60,944	87,329
Termination costs, net of tax - discontinued operations (a)	—	41	(244)	6,009
Planning costs, net of tax - New Orleans Jazz District	—	818	166	2,393
Hyatt Regency La Jolla minority interest (b)	(329)	—	(329)	—
Other charges - continuing operations	14	—	7,372	—
Impairment losses - discontinued operations	—	—	37,716	—
Foreign currency exchange loss (gain), net of tax (c)	569	(627)	4,062	(756)
Loss on early extinguishment of debt - continuing operations	—	2,150	10,268	2,150
Loss on early extinguishment of debt - discontinued operations	—	63	4,871	1,000

Comparable FFO	$32,876	$22,699	$124,826	$98,125

Comparable FFO per diluted share	$0.43	$0.30	$1.64	$1.40

Weighted-average diluted shares (d)	75,977	76,711	76,300	70,022

(a)	Termination costs (benefits), net of tax, included in discontinued operations related to the termination of the management agreement at the Marriott Rancho Las Palmas property.
(b)	The minority interest partner’s share of the Hyatt Regency La Jolla's property FFO is not deducted from net income (loss) available to common shareholders under GAAP accounting rules.
(c)	Foreign currency exchange loss (gain), net of tax, applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.
(d)	In the second quarter of 2007, we adjusted our calculation of weighed-average diluted shares to be consistent with the guidance prescribed by NAREIT. These changes had no impact on the Comparable FFO per share amounts reported in prior periods.

Supplemental Financial Information

December 31, 2007

Debt Summary

(dollars in thousands)

Debt	Interest Rate	Spread (a)		Loan Amount	Maturity Date (b)
Bank Credit Facility	5.40%	80 bp		$109,000	March 2012
Fairmont Chicago	5.30%	70 bp		123,750	April 2012
Loews Santa Monica	5.23%	63 bp		118,250	March 2012
Ritz-Carlton Half Moon Bay	5.27%	67 bp		76,500	March 2012
InterContinental Chicago	5.66%	106 bp		121,000	October 2011
InterContinental Miami	5.33%	73 bp		90,000	October 2011
InterContinental Prague (c)	5.54%	125 bp	(c)	151,812	March 2012
Westin St. Francis	5.30%	70 bp		220,000	August 2011
Marriott London Grosvenor Square (d)	7.09%	110 bp	(d)	153,496	October 2013
Fairmont Scottsdale	5.16%	56 bp		180,000	September 2011
Hyatt Regency LaJolla	5.60%	100 bp		97,500	September 2012
Punta Mita land parcel promissory notes	N/A	N/A		31,547	August 2008 and 2009
Exchangeable senior notes	3.50%	Fixed		179,235	April 2012

				$1,652,090

(a)	Spread over LIBOR (4.60% at December 31, 2007).
(b)	Includes extension options.
(c)	Principal balance of €104,000,000 at December 31, 2007. Spread over EURIBOR (4.29% at December 31, 2007).
(d)	Principal balance of £77,250,000 at December 31, 2007. Spread over three-month GBP LIBOR (5.99% at December 31, 2007).

U.S. Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
April 2005	4.42%	$75,000	April 2010
April 2005	4.59%	$75,000	April 2012
June 2005	4.12%	$50,000	June 2012
June 2006	5.50%	$75,000	June 2013
August 2006	5.34%	$100,000	August 2011
August 2006	5.42%	$100,000	August 2013
September 2006	5.08%	$100,000	February 2011
September 2006	5.10%	$100,000	December 2010
September 2006	5.09%	$100,000	September 2009
March 2007	4.81%	$100,000	December 2009
March 2007	4.84%	$100,000	July 2012

	4.99%	$975,000

European Interest Rate Swap

Swap Effective Date	Fixed Pay Rate Against GBP LIBOR	Notional Amount	Maturity
October 2007	5.72%	£77,250	October 2013

Forward-Starting Interest Rate Swaps

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
September 2009	4.90%	$100,000	September 2014
December 2009	4.96%	$100,000	December 2014
April 2010	5.42%	$75,000	April 2015
December 2010	5.23%	$100,000	December 2015
February 2011	5.27%	$100,000	February 2016

		$475,000

At December 31, 2007, future scheduled debt principal payments (including extension options) are as follows:

Years ended December 31,	Amount (in thousands)
2008	$16,480
2009	15,067
2010	8,648
2011	619,648
2012	851,031
Thereafter	141,216

Total	$1,652,090

Percent of fixed rate debt including U.S. and European swaps	81.1%
Weighted average interest rate including U.S. and European swaps	5.43%
Weighted average maturity of fixed rate debt	5.47

Supplemental Financial Information

December 31, 2007

Summary of 2007 Financing Transactions

On March 7, 2007, we completed a draw of €104.0 million on a new facility secured by the InterContinental Prague hotel. Proceeds from the draw were used to retire the existing mortgage loan principal of €66.0 million and to repay £20.0 million of the £77.3 million loan secured by the Marriott London Grosvenor Square hotel.

On March 9, 2007, we replaced the previous bank credit facility with a new revolving loan up to $415.0 million and amended the agreement in April 2007 to increase the borrowing capacity to $500.0 million.

On March 9, 2007 we repaid the $292.5 million outstanding balance on the CMBS Floating Rate debt.

On March 9, 2007, we entered into $76.5 million, $118.3 million, and $123.8 million mortgage loans secured by the Ritz-Carlton Half Moon Bay, the Loews Santa Monica and the Fairmont Chicago hotels, respectively.

On March 9, 2007, we repaid the $90.0 million mezzanine loan secured by our equity interests in the Fairmont Scottsdale Princess hotel.

On March 9, 2007, we purchased interest rate caps with notional amounts covering the entire $76.5 million and $118.3 million of the mortgages secured by the Ritz-Carlton Half Moon Bay and Loews Santa Monica Beach hotels, respectively with cap rates of 6.50%.

In April 2007, we completed a $180.0 million private placement of 3.50% exchangeable notes. In connection with the issuance of the exchangeable notes, we purchased call options for $9.9 million, which will generally reduce the potential dilution upon exchange of the notes. In addition, we used $25.0 million of the proceeds to acquire approximately 1.1 million common shares.

On May 15, 2007, we repaid the $8.6 million outstanding on the Ritz-Carlton Laguna Niguel assumed loan.

On August 23, 2007, we defeased the $199.5 million outstanding balance of the CMBS Fixed Rate portfolio loan secured by the Hyatt Regency New Orleans, the Hyatt Regency Phoenix and the Hyatt Regency La Jolla hotels.

On August 31, 2007, the consolidated affiliate that owns the Hyatt Regency La Jolla hotel entered into a $97.5 million mortgage loan secured by the hotel.

In October 2007, we issued two $17,500,000 non-interest bearing promissory notes in connection with the purchase of a 60-acre land parcel in Punta Mita, Nayarit, Mexico.

During the year ended December 31, 2007, we executed an aggregate $200.0 million in corporate interest rate swap agreements that convert floating rates to fixed rates.

During the year ended December 31, 2007, we entered into a £77.25 million GBP LIBOR interest rate swap agreement that converts a floating rate to a fixed rate.

During the year ended December 31, 2007, we executed an aggregate $475.0 million in forward-starting interest rate swap agreements.

Supplemental Financial Information

December 31, 2007

Portfolio Data

Portfolio at December 31, 2007

	Location	Number of Rooms	% of Total Rooms	% of QTD December 2007 Property EBITDA	QTD December 2007 Property EBITDA
Hotel
United States:
Westin St. Francis	San Francisco, CA	1,195	13%	13%	$9,906
InterContinental Chicago (a)	Chicago, IL	792	9%	9%	7,250
Hotel del Coronado (b)	Coronado, CA	757	8%	6%	5,052
Hyatt Regency Phoenix	Phoenix, AZ	696	8%	3%	2,692
Fairmont Chicago	Chicago, IL	687	8%	7%	5,288
Fairmont Scottsdale Princess	Scottsdale, AZ	651	7%	7%	5,544
InterContinental Miami	Miami, FL	641	7%	5%	3,592
Hyatt Regency La Jolla (a)	La Jolla, CA	419	5%	3%	2,326
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	4%	5%	3,857
Marriott Lincolnshire Resort	Lincolnshire, IL	389	4%	3%	2,339
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	4%	4%	2,790
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	5%	4,103
Four Seasons Washington, D.C.	Washington, D.C.	211	2%	5%	3,757

Total United States		7,437	82%	75%	58,496

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	3%	2,594
Four Seasons Punta Mita Resort	Punta Mita, Mexico	173	2%	8%	6,062

Total Mexican		413	5%	11%	8,656

Total North American		7,850	87%	86%	67,152
European:
InterContinental Prague	Prague, Czech Republic	372	4%	6%	4,570
Marriott Hamburg (c)	Hamburg, Germany	278	3%	N/A	N/A
Marriott London Grosvenor Square	London, England	236	3%	7%	5,541
Paris Marriott Champs Elysees (c)	Paris, France	192	2%	N/A	N/A
Hotel Le Parc	Paris, France	116	1%	1%	1,069

Total European		1,194	13%	14%	11,180

		9,044	100%	100%	$78,332

(a)	On August 31, 2007, we sold 49% interests in the entities that own the InterContinental Chicago and Hyatt Regency La Jolla hotels. We consolidate these hotels for reporting purposes.
(b)	On January 9, 2006, we purchased a 45% interest in the joint venture that owns the Hotel del Coronado and account for our investment under the equity method of accounting. Our equity in losses of the hotel joint venture is included in equity in earnings (losses) of joint ventures in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 45% ownership.
(c)	We have leasehold interests in these properties and have not included them in the percentage of Property EBITDA calculation.

Supplemental Financial Information

December 31, 2007

Under Construction and Completed Capital Projects

(images of completed projects available on the company’s website)

Hotel	Project Description	Completed
Fairmont Chicago	Spa and fitness center	Q1 08
	Gold lounge	Q4 06
	Sushi bar	Q4 06
	ENO, wine tasting room *	In Construction
	Lobby renovation	In Construction
	Room renovation	In Construction

Fairmont Scottsdale Princess	Michael Mina operated Bourbon Steak Restaurant	Q1 08
	Midnight Oil operated Stone Rose Bar	Q1 08
	Gold room renovation	Q1 08
	GM house conversion - 1 room addition	Q1 08

Four Seasons Mexico City	Guest room renovation	Q1 06

Four Seasons Punta Mita	Lobby bar	Q1 08
	Oasis room and river pool - 23 room addition	Q2 07
	Fitness center expansion	Q1 07
	Coral suite - 5 room addition	Q1 07
	Retail expansion	Q4 06
	Tamai pool	Q4 06
	Tamai garden	Q4 06
	Beachfront restaurant addition	Q4 06
	Arena suite - 5 room addition	Q1 06

Four Seasons Washington, D.C.	Presidential suite renovation	In Construction
	11 room expansion	In Construction

Hotel del Coronado	ENO, wine tasting room *	Q1 08
	Guest room renovation	Q2 07
	Restaurant renovation	Q2 07
	Beach Village - 78 room addition	Q2 07
	Spa & fitness center / beach club	Q1 07
	Retail reconfiguration / renovation	In Construction

InterContinental Chicago	Starbucks	Q3 07
	Meeting space addition	Q3 07
	ENO, wine tasting room *	Q4 06

InterContinental Miami	Starbucks	Q3 06
	Spa	In Construction

InterContinental Prague	Partial guest room renovation	Q2 07

Loews Santa Monica	Restaurant renovation	Q4 04

Marriott London Grosvenor Square	Restaurant reconfiguration	In Construction
	Concierge lounge	In Construction
	Guestroom renovation	In Construction

Ritz-Carlton Half Moon Bay	Outdoor patios	Q3 06
	Guestroom fireplaces	Q2 06
	Ocean terrace	Q2 06
	Restaurant expansion	Q4 05
	Wine tasting room	Q3 05
	Retail expansion	Q3 05
	Suite renovation	In Construction

Ritz-Carlton Laguna Niguel	Meeting space renovation	Q4 07
	Suite conversion - 3 room addition	Q2 07
	Suite renovation	Q2 07
	ENO, wine tasting room *	Q1 07

Westin St. Francis	Lobby bar	In Construction
	Room and corridor renovation	In Construction

*	Strategic’s branded wine room concept

Supplemental Financial Information

Four Quarters Ended December 31, 2007

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans as its results of operations were reclassified to discontinued operations; (ii) exclusion of the unconsolidated Hotel del Coronado; and (iii) presentation of the hotels without regard to either ownership structure or leaseholds. The acquisition property is Hotel Le Parc purchased on July 31, 2007.

United States Hotels (as of December 31, 2007)

Same store property revenues - 12 Properties and 6,680 Rooms

	Three Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	Total
Same store property revenues	$193,193	$209,181	$194,333	$209,487	$806,194
Pro forma seasonality %	24.0%	25.9%	24.1%	26.0%	100.0%

Mexican Hotels (as of December 31, 2007)

Same store property revenues - 2 Properties and 413 Rooms

	Three Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	Total
Same store property revenues	$23,760	$20,794	$16,990	$24,246	$85,790
Same store seasonality %	27.7%	24.2%	19.8%	28.3%	100.0%

North American Hotels (as of December 31, 2007)

Same store property revenues - 14 Properties and 7,093 Rooms

	Three Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	Total
Same store property revenues	$216,953	$229,975	$211,323	$233,733	$891,984
Pro forma seasonality %	24.3%	25.8%	23.7%	26.2%	100.0%

European Hotels (as of December 31, 2007)

Acquisition property revenues - 1 Property and 116 Rooms

Same store property revenues - 4 Properties and 1,078 Rooms

	Three Months Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	Total
Acquisition property revenues (a)	$—	$—	$2,687	$4,877	$7,564
Acquisition property revenues (b)	3,419	4,587	1,320	—	9,326
Same store property revenues	29,620	40,254	39,567	41,556	150,997

Total pro forma revenues	$33,039	$44,841	$43,574	$46,433	$167,887
Pro forma seasonality %	19.7%	26.7%	25.9%	27.7%	100.0%

(a)	Acquisition property revenues for our period of ownership
(b)	Acquisition property revenues prior to our period of ownership

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments are the (i) exclusion of unconsolidated Hotel del Coronado, (ii) exclusion of Hotel Le Parc partial year results for the three months and years ended December 31, 2007 and 2006 and the additional exclusion of Four Seasons Washington, D.C., Westin St. Francis, Ritz-Carlton Laguna Niguel, Marriott London Grosvenor Square and Fairmont Scottsdale Princess partial year results for the years ended December 31, 2007 and 2006; (iii) exclusion of Marriott Rancho Las Palmas, Hilton Burbank Airport and Convention Center and Hyatt Regency New Orleans as these properties’ results of operations were reclassified to discontinued operations; and (iv) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2007)

12 Properties (three month period) and 8 Properties (year end period)

6,680 Rooms (three month period) and 4,227 Rooms (year end period)

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$233.07	$223.94	4.1%		$207.96	$198.26	4.9%
Average Occupancy	72.6%	71.1%	1.5	pts	75.3%	73.0%	2.3	pts
RevPAR	$169.12	$159.29	6.2%		$156.51	$144.73	8.1%
Total RevPAR	$336.73	$315.89	6.6%		$284.07	$262.41	8.3%
Property EBITDA Margin	25.5%	21.5%	4.0	pts	26.1%	25.1%	1.0	pts

Mexican Hotels (as of December 31, 2007)

2 Properties

413 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$485.68	$433.09	12.1%		$466.85	$430.67	8.4%
Average Occupancy	72.6%	72.6%	-	pts	71.5%	68.2%	3.3	pts
RevPAR	$352.55	$314.40	12.1%		$333.64	$293.54	13.7%
Total RevPAR	$638.11	$564.02	13.1%		$578.20	$496.03	16.6%
Property EBITDA Margin	35.7%	32.1%	3.6	pts	35.5%	33.1%	2.4	pts

North American Same Store Hotels (as of December 31, 2007)

14 Properties (three month period) and 10 Properties (year end period)

7,093 Rooms (three month period) and 4,640 Rooms (year end period)

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$247.62	$235.43	5.2%		$229.63	$216.47	6.1%
Average Occupancy	72.6%	71.2%	1.4	pts	74.9%	72.6%	2.3	pts
RevPAR	$179.68	$167.65	7.2%		$172.05	$157.15	9.5%
Total RevPAR	$354.07	$329.26	7.5%		$309.88	$281.90	9.9%
Property EBITDA Margin	26.6%	22.4%	4.2	pts	27.7%	26.3%	1.4	pts

European Same Store Hotels (as of December 31, 2007)

4 Properties (three month period) and 3 Properties (year end period)

1,078 Rooms (three month period) and 842 Rooms (year end period)

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
Average Daily Rate	$345.56	$281.81	22.6%		$302.16	$260.25	16.1%
Average Occupancy	79.9%	80.7%	(0.8	) pts	81.8%	83.6%	(1.8	) pts
RevPAR	$276.25	$227.48	21.4%		$247.12	$217.60	13.6%
Total RevPAR	$419.01	$357.50	17.2%		$344.33	$305.91	12.6%
Property EBITDA Margin	38.3%	36.1%	2.2	pts	39.6%	38.1%	1.5	pts

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Selected Financial and Operating Information by Property

(In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the three months and years ended December 31, 2007 and 2006. Property EBITDA reflects property net operating income plus depreciation and amortization.

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
UNITED STATES HOTELS:

FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$18,517	$17,748	4.3%		$69,695	$65,970	5.6%
Property EBITDA (a)	$5,288	$3,988	32.6%		$16,883	$14,501	16.4%

Selected Operating Information:
Rooms	687	685	2		687	685	2
Average occupancy	74.9%	71.3%	3.6	pts	75.3%	74.9%	0.4	pts
ADR	$233.03	$225.95	3.1%		$221.82	$209.23	6.0%
RevPAR	$174.45	$161.11	8.3%		$167.02	$156.74	6.6%
Total RevPAR	$292.98	$281.63	4.0%		$278.14	$262.58	5.9%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$21,012	$23,908	(12.1)%		$94,536	N/A	N/A
Property EBITDA	$5,544	$6,741	(17.8)%		$25,918	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2006, average occupancy was 76.4%, ADR was $229.62, RevPAR was $175.50 and Total RevPAR was $401.83.):

Rooms	651	651	—		651	N/A	N/A
Average occupancy	61.6%	71.2%	(9.6	) pts	73.7%	N/A	N/A
ADR	$240.21	$238.31	0.8%		$239.44	N/A	N/A
RevPAR	$147.97	$169.68	(12.8)%		$176.54	N/A	N/A
Total RevPAR	$350.83	$399.19	(12.1)%		$397.85	N/A	N/A

FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$15,286	$13,785	10.9%		$53,670	N/A	N/A
Property EBITDA (a)	$3,757	$2,905	29.3%		$10,917	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2006, average occupancy was 70.0%, ADR was $495.72, RevPAR was $347.07 and Total RevPAR was $635.57.):

Rooms	211	211	—		211	N/A	N/A
Average occupancy	72.8%	71.8%	1.0	pts	71.5%	N/A	N/A
ADR	$576.49	$503.40	14.5%		$542.58	N/A	N/A
RevPAR	$419.54	$361.47	16.1%		$388.00	N/A	N/A
Total RevPAR	$787.45	$710.14	10.9%		$696.88	N/A	N/A

HOTEL DEL CORONADO
Selected Financial Information (This table includes financial information only for our period of ownership. Amounts below are 100% of operations, of which SHR owns 45%.):
Total revenues	$33,409	$31,221	7.0%		$141,404	N/A	N/A
Property EBITDA	$11,226	$10,595	6.0%		$52,926	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2006, average occupancy was 80.0%, ADR was $337.56, RevPAR was $270.18 and Total RevPAR was $544.31.):

Rooms	757	679	78		757	N/A	N/A
Average occupancy	63.7%	70.1%	(6.4	) pts	74.4%	N/A	N/A
ADR	$313.27	$310.91	0.8%		$354.52	N/A	N/A
RevPAR	$199.41	$218.09	(8.6)%		$263.92	N/A	N/A
Total RevPAR	$479.92	$499.77	(4.0)%		$545.56	N/A	N/A

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$10,280	$10,389	(1.0)%		$42,797	$41,062	4.2%
Property EBITDA	$2,326	$2,774	(16.1)%		$11,304	$10,854	4.1%

Selected Operating Information:
Rooms	419	419	—		419	419	—
Average occupancy	70.5%	77.2%	(6.7	) pts	79.7%	77.3%	2.4	pts
ADR	$176.49	$169.55	4.1%		$184.96	$180.39	2.5%
RevPAR	$124.46	$130.95	(5.0)%		$147.49	$139.50	5.7%
Total RevPAR	$266.69	$269.52	(1.1)%		$279.84	$268.49	4.2%

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$10,259	$9,206	11.4%		$40,441	$37,643	7.4%
Property EBITDA	$2,692	$2,170	24.1%		$10,770	$9,963	8.1%

Selected Operating Information:
Rooms	696	696	—		696	696	—
Average occupancy	66.9%	58.0%	8.9	pts	69.2%	66.4%	2.8	pts
ADR	$143.52	$142.92	0.4%		$139.01	$136.03	2.2%
RevPAR	$96.00	$82.91	15.8%		$96.14	$90.35	6.4%
Total RevPAR	$160.22	$143.78	11.4%		$159.19	$148.18	7.4%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$21,765	$19,550	11.3%		$81,197	$72,249	12.4%
Property EBITDA	$7,250	$6,336	14.4%		$25,807	$23,523	9.7%

Selected Operating Information :
Rooms	792	792	—		792	792	—
Average occupancy	83.9%	79.6%	4.3	pts	83.1%	79.9%	3.2	pts
ADR	$225.56	$222.55	1.4%		$212.56	$205.40	3.5%
RevPAR	$189.20	$177.17	6.8%		$176.61	$164.16	7.6%
Total RevPAR	$298.71	$268.31	11.3%		$280.88	$249.93	12.4%

INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$14,405	$11,502	25.2%		$54,635	$46,579	17.3%
Property EBITDA (a)	$3,592	$2,842	26.4%		$14,733	$12,589	17.0%

Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	69.1%	65.3%	3.8	pts	71.1%	67.3%	3.8	pts
ADR	$193.23	$171.07	13.0%		$190.80	$174.03	9.6%
RevPAR	$133.57	$111.74	19.5%		$135.70	$117.14	15.8%
Total RevPAR	$244.27	$195.03	25.2%		$233.52	$199.09	17.3%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$10,695	$10,100	5.9%		$48,548	$45,390	7.0%
Property EBITDA (a)	$2,790	$2,668	4.6%		$15,450	$14,267	8.3%

Selected Operating Information:
Rooms	342	342	—		342	342	—
Average occupancy	76.0%	74.5%	1.5	pts	85.6%	84.1%	1.5	pts
ADR	$280.65	$266.40	5.3%		$300.22	$279.74	7.3%
RevPAR	$213.38	$198.41	7.5%		$256.89	$235.15	9.2%
Total RevPAR	$339.92	$320.99	5.9%		$388.91	$363.62	7.0%

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$12,585	$12,642	(0.5)%		$40,644	$40,138	1.3%
Property EBITDA	$2,339	$2,344	(0.2)%		$7,482	$7,478	0.1%

Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	63.9%	64.9%	(1.0	) pts	65.6%	64.1%	1.5	pts
ADR	$134.40	$138.62	(3.0)%		$135.42	$136.65	(0.9)%
RevPAR	$85.91	$90.03	(4.6)%		$88.83	$87.53	1.5%
Total RevPAR	$288.86	$290.18	(0.5)%		$287.04	$283.47	1.3%

RITZ-CARLTON HALF MOON BAY
Selected Financial Information :
Total revenues	$16,589	$13,853	19.8%		$60,158	$55,852	7.7%
Property EBITDA (a)	$4,103	$(383)	1,171.3%		$12,073	$8,578	40.7%

Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	75.1%	65.9%	9.2	pts	71.5%	70.3%	1.2	pts
ADR	$369.33	$341.78	8.1%		$368.51	$343.86	7.2%
RevPAR	$277.27	$225.08	23.2%		$263.46	$241.81	9.0%
Total RevPAR	$690.87	$576.91	19.8%		$631.48	$586.28	7.7%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$19,020	$17,936	6.0%		$81,252	N/A	N/A
Property EBITDA	$3,857	$3,445	12.0%		$22,242	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2006, average occupancy was 69.0%, ADR was $371.41, RevPAR was $256.21 and Total RevPAR was $536.01.):

Rooms	396	393	3		396	N/A	N/A
Average occupancy	62.9%	64.7%	(1.8	) pts	66.9%	N/A	N/A
ADR	$338.12	$337.30	0.2%		$382.64	N/A	N/A
RevPAR	$212.52	$218.10	(2.6)%		$255.92	N/A	N/A
Total RevPAR	$525.05	$496.07	5.8%		$564.35	N/A	N/A

WESTIN ST. FRANCIS
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$39,074	$35,826	9.1%		$138,622	N/A	N/A
Property EBITDA	$9,906	$6,337	56.3%		$29,987	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2006, average occupancy was 79.5%, ADR was $201.20, RevPAR was $159.85 and Total RevPAR was $302.38.):

Rooms	1,195	1,195	—		1,195	N/A	N/A
Average occupancy	80.6%	78.7%	1.9	pts	80.0%	N/A	N/A
ADR	$223.00	$212.98	4.7%		$211.64	N/A	N/A
RevPAR	$179.76	$167.52	7.3%		$169.39	N/A	N/A
Total RevPAR	$355.42	$325.87	9.1%		$317.81	N/A	N/A

(a)	For the three months and year ended December 31, 2007, Property EBITDA excludes the write-off of capitalized costs related to abandoned capital projects. The total costs excluded for individual properties amounted to $757,000 for the three months ended December 31, 2007 and $2,000,000 for the year ended December 31, 2007.

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
MEXICAN HOTELS:

FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$7,952	$7,357	8.1%		$28,049	$23,239	20.7%
Property EBITDA	$2,594	$2,138	21.3%		$7,937	$5,297	49.8%

Selected Operating Information:
Rooms	240	240	—		240	240	—
Average occupancy	72.2%	68.6%	3.6	pts	68.3%	60.8%	7.5	pts
ADR	$266.73	$242.75	9.9%		$260.08	$239.15	8.8%
RevPAR	$192.65	$166.45	15.7%		$177.67	$145.42	22.2%
Total RevPAR	$360.13	$333.19	8.1%		$320.19	$265.29	20.7%

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$16,294	$12,621	29.1%		$57,742	$46,429	24.4%
Property EBITDA	$6,062	$4,281	41.6%		$22,477	$17,776	26.4%

Selected Operating Information:
Rooms	173	145	28		173	145	28
Average occupancy	73.1%	79.3%	(6.2	) pts	76.0%	80.3%	(4.3	) pts
ADR	$785.85	$705.66	11.4%		$734.73	$670.90	9.5%
RevPAR	$574.38	$559.29	2.7%		$558.45	$539.05	3.6%
Total RevPAR	$1,023.74	$946.09	8.2%		$950.09	$878.50	8.1%

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

	Three Months Ended December 31,				Years Ended December 31,
	2007	2006	Change		2007	2006	Change
EUROPEAN HOTELS:

INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHR owned 35% prior to August 3, 2006):
Total revenues	$10,459	$9,240	13.2%		$39,773	$35,698	11.4%
Property EBITDA	$4,570	$3,872	18.0%		$17,418	$14,891	17.0%

Selected Operating Information:
Rooms	372	372	—		372	372	—
Average Occupancy	76.5%	77.5%	(1.0	) pts	76.6%	81.0%	(4.4	) pts
ADR	$242.42	$204.28	18.7%		$240.31	$205.56	16.9%
RevPAR	$185.34	$158.22	17.1%		$183.97	$166.49	10.5%
Total RevPAR	$305.60	$269.99	13.2%		$292.92	$262.91	11.4%

MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,238	$5,205	19.8%		$22,645	$20,805	8.8%
Property EBITDA	$1,556	$1,335	16.6%		$5,806	$5,225	11.1%

Selected Operating Information:
Rooms	278	277	1		278	277	1
Average occupancy	80.8%	80.6%	0.2	pts	84.2%	84.4%	(0.2	) pts
ADR	$205.15	$173.56	18.2%		$185.03	$169.83	9.0%
RevPAR	$165.73	$139.96	18.4%		$155.74	$143.29	8.7%
Total RevPAR	$243.90	$204.25	19.4%		$223.74	$205.77	8.7%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$13,591	$12,005	13.2%		$45,266	N/A	N/A
Property EBITDA	$5,541	$4,688	18.2%		$17,579	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2006, average occupancy was 80.9%, ADR was $350.79, RevPAR was $283.94 and Total RevPAR was $442.00.):

Rooms	236	236	—		236	N/A	N/A
Average occupancy	76.4%	80.5%	(4.1	) pts	81.2%	N/A	N/A
ADR	$467.39	$379.74	23.1%		$417.97	N/A	N/A
RevPAR	$357.13	$305.60	16.9%		$339.57	N/A	N/A
Total RevPAR	$625.95	$552.94	13.2%		$525.49	N/A	N/A

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$11,268	$8,972	25.6%		$43,314	$37,400	15.8%
Property EBITDA	$4,250	$2,903	46.4%		$18,679	$15,699	19.0%

Selected Operating Information:
Rooms	192	192	—		192	192	—
Average occupancy	89.8%	87.5%	2.3	pts	88.5%	87.6%	0.9	pts
ADR	$571.04	$448.08	27.4%		$566.73	$483.91	17.1%
RevPAR	$513.01	$391.91	30.9%		$501.45	$423.82	18.3%
Total RevPAR	$637.93	$507.93	25.6%		$618.07	$533.67	15.8%

HOTEL LE PARC
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$4,877	N/A	N/A		N/A	N/A	N/A
Property EBITDA	$1,069	N/A	N/A		N/A	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the three months ended December 31, 2006, average occupancy was 80.0%, ADR was $290.79, RevPAR was $232.70 and Total RevPAR was $368.66. For the year ended December 31, 2007, average occupancy was 75.9%, ADR was $321.87, RevPAR was $244.22 and Total RevPAR was $378.16. For the year ended December 31, 2006, average occupancy was 71.5%, ADR was $283.17, RevPAR was $202.32 and Total RevPAR was $336.69.):

Rooms	116	N/A	N/A		N/A	N/A	N/A
Average occupancy	71.4%	N/A	N/A		N/A	N/A	N/A
ADR	$334.66	N/A	N/A		N/A	N/A	N/A
RevPAR	$238.79	N/A	N/A		N/A	N/A	N/A
Total RevPAR	$457.01	N/A	N/A		N/A	N/A	N/A

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	Three Months Ended December 31,				Years Ended December 31,
	2007		2006		2007		2006
	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hotel
Fairmont Chicago	$5,288	$5,288	$3,988	$3,988	$16,883	$16,883	$14,501	$14,501
Fairmont Scottsdale Princess (a)	5,544	5,544	6,741	6,741	25,918	25,918	—	7,995
Four Seasons Washington, D.C. (a)	3,757	3,757	2,905	2,905	10,917	10,917	—	9,156
Hotel del Coronado (b)	11,226	—	10,595	—	52,926	—	—	—
Hyatt Regency La Jolla	2,326	2,326	2,774	2,774	11,304	11,304	10,854	10,854
Hyatt Regency Phoenix	2,692	2,692	2,170	2,170	10,770	10,770	9,963	9,963
InterContinental Chicago	7,250	7,250	6,336	6,336	25,807	25,807	23,523	23,523
InterContinental Miami	3,592	3,592	2,842	2,842	14,733	14,733	12,589	12,589
Loews Santa Monica Beach Hotel	2,790	2,790	2,668	2,668	15,450	15,450	14,267	14,267
Marriott Lincolnshire Resort	2,339	2,339	2,344	2,344	7,482	7,482	7,478	7,478
Ritz-Carlton Half Moon Bay	4,103	4,103	(383)	(383)	12,073	12,073	8,578	8,578
Ritz-Carlton Laguna Niguel (a)	3,857	3,857	3,445	3,445	22,242	22,242	—	10,774
Westin St. Francis (a)	9,906	9,906	6,337	6,337	29,987	29,987	—	16,026
Four Seasons Mexico City	2,594	2,594	2,138	2,138	7,937	7,937	5,297	5,297
Four Seasons Punta Mita Resort	6,062	6,062	4,281	4,281	22,477	22,477	17,776	17,776
InterContinental Prague (c)	4,570	4,570	3,872	3,872	17,418	17,418	14,891	6,624
Marriott Hamburg (d)	1,556	226	1,335	257	5,806	569	5,225	733
Marriott London Grosvenor Square (a)	5,541	5,541	4,688	4,688	17,579	17,579	—	6,032
Paris Marriott Champs Elysees (d)	4,250	1,177	2,903	1,143	18,679	4,752	15,699	5,384
Hotel Le Parc (a)	1,069	1,069	—	—	—	1,748	—	—

	$90,312	$74,683	$71,979	$58,546	$346,388	$276,046	$160,641	$187,550

Adjustments:
Other charges		$(14)		$—		$(7,372)		$—
Corporate expenses		(9,109)		(7,030)		(30,179)		(25,383)
Interest income		885		645		2,775		3,961
Loss on early extinguishment of debt		—		(2,150)		(10,268)		(2,150)
(Loss) gain on sale of minority interests in hotel properties		(134)		—		84,658		—
Equity in earnings (losses) of joint ventures		132		(1,320)		8,344		(1,066)
Foreign currency exchange (loss) gain		(156)		627		(3,701)		756
Other (expenses) income, net		(835)		85		(584)		3,596
Income (loss) from discontinued operations
(excluding minority interest)		959		(862)		(42,624)		85,708
Depreciation and amortization - discontinued operations		—		—		—		2,535
Interest expense - discontinued operations		—		(29)		823		1,993
Income taxes - discontinued operations		828		(64)		289		(4,607)
Minority interest in consolidated affiliates		(535)		(32)		(1,363)		(763)
Adjustments from consolidated affiliates		(2,367)		(1,014)		(5,063)		(4,310)
Adjustments from unconsolidated affiliates		7,155		5,912		30,603		27,431
Adjustments for abandoned capital projects		(757)		—		(1,999)		—
Other adjustments		21		1		1		(199)

EBITDA		$70,756		$53,315		$300,386		$275,052

(a)	We have included the results of hotels acquired in Property EBITDA above for our period of ownership.
(b)	On January 9, 2006 we closed the acquisition of a 45% joint venture ownership interest in SHC KSL Partners, LP, the existing owner of the Hotel del Coronado in Coronado, California. We account for our investment under the equity method of accounting. Our equity in losses of the hotel joint venture is included in equity in earnings (losses) of joint ventures in our consolidated statements of operations. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(c)	On August 3, 2006, we purchased our joint venture partner’s 65% interest in the entity that owns the InterContinental Prague. Prior to August 3, 2006 our equity in earnings of the hotel joint venture is included in equity in earnings of joint ventures in our consolidated statements of operations.
(d)	We have leasehold interests in these properties. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information

Three Months and Years Ended December 31, 2007 and 2006

Reconciliation of Property EBITDA to Comparable EBITDA

(in thousands)

	Three Months Ended December 31, 2007			Year Ended December 31, 2007
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Meetings & Business Hotels:
Fairmont Chicago	$5,288	$—	$5,288	$16,883	$—	$16,883
Fairmont Scottsdale Princess	5,544	—	5,544	25,918	—	25,918
Four Seasons Mexico City	2,594	—	2,594	7,937	—	7,937
Four Seasons Washington, D.C.	3,757	—	3,757	10,917	—	10,917
Hyatt Regency La Jolla	2,326	(1,166)	1,160	11,304	(1,166)	10,138
InterContinental Chicago	7,250	(2,367)	4,883	25,807	(3,934)	21,873
InterContinental Miami	3,592	—	3,592	14,733	(1,129)	13,604
Westin St. Francis	9,906	—	9,906	29,987	—	29,987

Total Meetings & Business Hotels	40,257	(3,533)	36,724	143,486	(6,229)	137,257

Ocean Front Resorts:
Four Seasons Punta Mita Resort	6,062	—	6,062	22,477	—	22,477
Hotel del Coronado	11,226	(6,270)	4,956	52,926	(29,575)	23,351
Loews Santa Monica Beach Hotel	2,790	—	2,790	15,450	—	15,450
Ritz-Carlton Half Moon Bay	4,103	—	4,103	12,073	—	12,073
Ritz-Carlton Laguna Niguel	3,857	—	3,857	22,242	—	22,242

Total Ocean Front Resorts	28,038	(6,270)	21,768	125,168	(29,575)	95,593

European Hotels:
InterContinental Prague	4,570	—	4,570	17,418	—	17,418
Marriott Hamburg	1,556	(1,434)	122	5,806	(5,471)	335
Marriott London Grosvenor Square	5,541	—	5,541	17,579	—	17,579
Paris Marriott Champs Elysees	4,250	(4,288)	(38)	18,679	(18,541)	138
Hotel Le Parc	1,069	—	1,069	—	1,748	1,748

Total European Hotels	16,986	(5,722)	11,264	59,482	(22,264)	37,218

Non-Core Assets:
Hyatt Regency Phoenix	2,692	—	2,692	10,770	—	10,770
Marriott Lincolnshire Resort	2,339	—	2,339	7,482	—	7,482

Total Non-Core Assets	5,031	—	5,031	18,252	—	18,252

	$90,312	$(15,525)	$74,787	$346,388	$(58,068)	$288,320

	% of QTD Comparable EBITDA	% of YTD Comparable EBITDA
Meetings & Business Hotels	49%	48%
Ocean Front Resorts	29%	33%
European Hotels	15%	13%
Non-Core Assets	7%	6%

Total	100%	100%

Supplemental Financial Information

December 31, 2007

2008 Guidance

(in millions, except per share data)

	Three Months Ended March 31, 2008		Year Ended December 31, 2008
	Low Range	High Range	Low Range	High Range
Operational Guidance
North American Total RevPAR growth	0.5%	1.5%	2.0%	5.0%
North American RevPAR growth	1.5%	2.5%	2.0%	5.0%

	Three Months Ended March 31, 2008		Year Ended December 31, 2008
	Low Range	High Range	Low Range	High Range
Comparable FFO Guidance
Net (loss) income available to common shareholders	$(3.0)	$—	$4.0	$14.8
Depreciation and amortization	26.4	26.4	120.8	120.8
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	0.4	0.4	1.4	1.4
Minority interests	0.1	0.1	0.5	0.7
Adjustments from consolidated affiliates	(1.6)	(1.6)	(6.3)	(6.3)
Adjustments from unconsolidated affiliates	1.5	1.5	6.0	6.0

Comparable FFO	$22.7	$25.7	$121.8	$132.8

Comparable FFO per diluted share	$0.30	$0.34	$1.60	$1.75

	Three Months Ended March 31, 2008		Year Ended December 31, 2008
	Low Range	High Range	Low Range	High Range
Comparable EBITDA Guidance
Net (loss) income available to common shareholders	$(3.0)	$—	$4.0	$14.8
Depreciation and amortization	26.4	26.4	120.8	120.8
Interest expense	21.7	21.7	91.9	91.9
Income taxes	(0.1)	(0.1)	10.9	10.9
Minority interests	0.1	0.1	0.5	0.7
Adjustments from consolidated affiliates	(2.6)	(2.6)	(14.5)	(14.5)
Adjustments from unconsolidated affiliates	5.3	5.3	24.0	24.0
Preferred shareholder dividends	7.7	7.7	30.9	30.9
Realized portion of deferred gain on sale leasebacks	(1.1)	(1.1)	(4.6)	(4.6)

Comparable EBITDA	$54.4	$57.4	$263.9	$274.9